EXHIBIT 10(i)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

CORONADO EXPLORATIONS LTD.

         We hereby consent to the use of our report dated May10, 1999, in the registration statement of Accord Ventures, Inc. filed in Form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.

                                               /s/ L. REX ANDERSEN

                                               ANDERSEN ANDERSEN & STRONG, L.C.

Salt Lake City, Utah
May 10, 1999

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